SEVENTH AMENDMENT TO CREDIT AGREEMENT


     BRIGHTPOINT, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (each individually a "Bank" and collectively the "Banks") and BANK ONE, INDIANA, NATIONAL ASSOCIATION (formerly known as "Bank One, Indianapolis, National Association"), a national banking association with its principal office in Indianapolis, Indiana, as agent for the Banks (in such capacity the "Agent" and in its individual capacity "Bank One") agree as follows:

1. CONTEXT. This Seventh Amendment is made in the context of the following agreed statement of facts:

     (a) The Company, the Banks and the Agent are parties to a Credit Agreement dated June 13, 1995, as amended by a First Amendment dated as of September 15, 1995, a Second Amendment dated as of January 19, 1996, a Third Amendment dated as of June 7, 1996, and a Fourth Amendment dated as of June 28, 1996, a Fifth Amendment dated effective as of October 11, 1996, and a Sixth Amendment dated effective as of January 29, 1997 (collectively, the "Agreement").

     (b) The Company has requested that the Banks (i) extend the temporary incrrease in the Company's line of credit to July 31, 1997; and (ii) waive the Company's noncompliance with a certain negative covenant to permit the acquisition by the Company of certain stock and other assets.

     (c) The Banks have agreed to such requests, subject to certain terms and conditions, and the parties have executed this Seventh Amendment (the "Seventh Amendment") to give effect to their agreement.

2. DEFINITIONS. Terms used in this Seventh Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise specifically defined herein.

3. REVOLVING LOAN EXTENSION. (a) From the date of this Seventh Amendment, and until July 31, 1997, each Bank agrees to make its Percentage of Advances (all such Advances by all such Banks are collectively referred to as the "Revolving Loan") under a revolving line of credit from time to time to the Company of an aggregate principal amount not exceeding One Hundred Million and No/100 Dollars ($100,000,000.00), provided that all of the conditions of lending stated in
Section 7 of the Agreement as being applicable to Advances have been fulfilled at the time of each Advance. On July 31, 1997, if not sooner terminated or accelerated, the Aggregate Commitment shall automatically reduce to Seventy-Five Million andn No/100 Dollars ($75,000,000.00) and the Company shall repay to the Banks the principal amount outstanding in excess of such reduced Commitment in accordance with each Bank's Percentage, immediately and without demand. Each Bank's Percentage of Advances for the temporary increase in the Aggregate Commitment and after reduction on July 31, 1997 shall be as set forth in Schedule "A" attached hereto.

     (b) The obligation of the Company to repay the Revolving Loan shall be evidenced by the promissory notes (the "Revolving Notes") of the Company payable to the order of each Bank and in an amount equal to each Bank's Percentage of the Aggregate Commitment, which Revolving Notes shall be in the form of Exhibit "A" attached hereto.

4. WAIVER OF NONCOMPLIANCE WITH COVENANT. The Banks hereby consent to the acquisition by the Company of certain net assets of Telnic AB of Sweden and the 20% minority interests outstanding in Brightpoint China, Ltd., Brightpoint (UK) Ltd., and Brightpoint Australia Pty. Ltd., and hereby waive the resulting noncompliance with Section 6.e. of the Agreement. Such waiver shall not constitute an agreement or waiver on the part of the Banks to any further or other default or noncompliance on the part of the Company or any Subsidiary.

5. CONDITIONS PREDECENT. As conditions precedent to the effectiveness of this Seventh Amendment, the Agent shall have received, each duly executed and in form and substance satisfactory to the Banks, the following:

     (a)  This Seventh Amendment;

     (b)  The Revolving Notes;

     (c) Certified Resolutions of the Board of Directors authorizing the execution and delivery of the Seventh Amendment, the acquisition of Telnic AB of Sweden and the minority interests in the indirect Subsidiaries; and

     (d) Such other documents as may be reasonably required by the Agent or the Banks.

6. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Seventh Amendment, the Company represents and warrants, as of the date of this Seventh Amendment, and except as otherwise provided in this Seventh Amendment, that no Event of Default or Unmatured Event of Default has occurred or is continuing and that the representations and warranties contained in
Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d. refer to the latest financial statements furnished to the Banks by the Company pursuant to the requirements of the Agreement.

7. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Seventh Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

8. COUNTERPARTS. This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, the Agent and the Banks, by their respective duly authorized officers, have executed this Seventh Amendment to Credit Agreement with effect as of April _______, 1997.


                               BRIGHTPOINT, INC.

                               By
                                   ------------------------------------------
                                   Phillip A. Bounsall, Executive Vice President and Chief Financial Officer

                               Address:   6402 Corporate Drive
                                          Indianapolis, Indiana 46278
                                          Attn: Executive Vice President
                                                and Chief Financial Officer
                                          Fax: (317) 387-5493

                               BANK ONE, INDIANA, NATIONAL ASSOCIATION
                               Individually and as Agent

                               By
                                   ------------------------------------------
                                   Brian D. Smith, Vice President and
                                   Senior Relationship Manager

                               Address: Bank One Center/Tower
                                        111 Monument Circle, Suite 1921
                                        P.O. Box 7700
                                        Indianapolis, Indiana 46277-0119
                                        Attn: Manager, Metropolitan Department B
                                        Fax: (317) 321-8079

                               THE FIRST NATIONAL BANK OF CHICAGO

                               By
                                   ------------------------------------------

                                   ------------------------------------------
                                           Printed Name & Title

                               Address: One First National Plaza
                                        Mail Suite 0088
                                        Chicago, Illinois 60670-0088
                                        Attn: Cory M. Olson
                                        Fax: (312) 732-5161

                               SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                               By
                                   ------------------------------------------

                                   ------------------------------------------
                                         Printed Name & Title

                               Address: SunTrust Bank, Central Florida, N.A.
                                        200 South Orange Avenue
                                        Orlando, Florida 32801
                                        Attn: Chris Black, Vice President
                                        Fax: (407) 237-6894

                               CORESTATES BANK, N.A.

                               By
                                   ------------------------------------------

                                   ------------------------------------------
                                         Printed Name & Title

                               Address: CoreStates Bank, N.A.
                                        1339 Chestnut Street
                                        Widener Building, 3rd Floor
                                        Philadelphia, Pennsylvania 19101
                                        Attn: Joseph N. Finley
                                        Fax: (215) 973-6745

                                   EXHIBIT "A"
                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                    Indianapolis, Indiana
$34,000,000.00                                      Dated: April ______, 1997
                                                    Final Maturity: May 28, 1999

     On or before May 28, 1999 ("Final Maturity"), BRIGHTPOINT, INC., a Delaware corporation formerly known as Wholesale Cellular USA, Inc., (the "Maker") promises to pay to the order of BANK ONE, INDIANA, NATIONAL ASSOCIATION (formerly known as "Bank One, Indianapolis, N.A.") (the "Payee Bank") at the principal office of BANK ONE, INDIANA, NATIONAL ASSOCIATION (the "Agent") at Bank One Center/Tower, 111 Monument Circle, Indianapolis, Indiana 46277, the principal sum of Thirty-Four Million and 00/100 Dollars ($34,000,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Payee Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Payee Bank under a Credit Agreement dated June 13, 1995, as amended (collectively the "Credit Agreement"). All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity; provided that on July 31, 1997, the amount available to be borrowed hereunder shall automatically reduce to an amount not to exceed $31,125,000.00 and the Maker shall immediately repay any excess over such reduced amount on such date and without demand. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Payee Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Banking Day of each month commencing on the last Banking Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated on

                               Page 1 of 2 Pages
the basis that an entire year's interest is earned in 360 days.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid when due, then the Required Banks may, subject to the terms of the Credit Agreement, without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is given to replace that certain Promissory Note of the Maker in favor of the Payee Bank, dated January 29, 1997, in the principal amount of $34,000,000.00 and bearing a final maturity date of May 29, 1999, and to represent an extension of the indebtedness evidenced thereby.

        This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                               BRIGHTPOINT, INC.


                               By:
                                  ---------------------------------------------
                                  Phillip A. Bounsall, Executive Vice President and Chief Financial Officer

                                Page 2 of 2 Pages

                                   EXHIBIT "A"
                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                    Indianapolis, Indiana
$16,500,000.00                                      Dated:  April _____, 1997
                                                    Final Maturity: May 28, 1999

     On or before May 28, 1999 ("Final Maturity"), BRIGHTPOINT, INC., a Delaware corporation formerly known as Wholesale Cellular USA, Inc., (the "Maker") promises to pay to the order of CORESTATES BANK, N.A. (the "Payee Bank") at the principal office of BANK ONE, INDIANA, NATIONAL ASSOCIATION (formerly known as "Bank One, Indianapolis, N.A.") (the "Agent") at Bank One Center/Tower, 111 Monument Circle, Indianapolis, Indiana 46277, the principal sum of Sixteen Million Five Hundred Thousand and 00/100 Dollars ($16,500,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Payee Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Payee Bank under a Credit Agreement dated June 13, 1995, as amended (collectively the "Credit Agreement"). All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity; provided that on July 31, 1997, the amount available to be borrowed hereunder shall automatically reduce to an amount not to exceed $10,125,000.00 and the Maker shall immediately repay any excess over such reduced amount on such date and without demand. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Payee Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

        Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Banking Day of each month commencing on the last Banking Day of the month in which this Note is executed. After


                                Page 1 of 2 Pages
maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid when due, then the Required Banks may, subject to the terms of the Credit Agreement, without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is given to replace that certain Promissory Note of the Maker in favor of the Payee Bank, dated January 29, 1997, in the principal amount of $16,500,000.00 and bearing a final maturity date of May 29, 1999, and to represent an extension of the indebtedness evidenced thereby.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

                                BRIGHTPOINT, INC.

                                 By:
                                    -----------------------------------
                                 Phillip A. Bounsall, Executive Vice
                                 President and Chief Financial Officer



                                Page 2 of 2 Pages

                                   EXHIBIT "A"
                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                    Indianapolis, Indiana
$22,500,000.00                                      Dated:  April _____, 1997
                                                    Final Maturity: May 28, 1999

     On or before May 28, 1999 ("Final Maturity"), BRIGHTPOINT, INC., a Delaware corporation formerly known as Wholesale Cellular USA, Inc., (the "Maker") promises to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, N.A. (the "Payee Bank") at the principal office of BANK ONE, INDIANA, NATIONAL ASSOCIATION (formerly known as "Bank One, Indianapolis, N.A.") (the "Agent") at Bank One Center/Tower, 111 Monument Circle, Indianapolis, Indiana 46277, the principal sum of Twenty-Two Million Five Hundred Thousand and 00/100 Dollars ($22,500,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Payee Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Payee Bank under a Credit Agreement dated June 13, 1995, as amended (collectively the "Credit Agreement"). All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity; provided that on July 31, 1997, the amount available to be borrowed hereunder shall automatically reduce to an amount not to exceed $14,250,000.00 and the Maker shall immediately repay any excess over such reduced amount on such date and without demand. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Payee Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Banking Day of each month commencing on the last Banking Day of the month in which this Note is executed.


                                Page 1 of 2 Pages

After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid when due, then the Required Banks may, subject to the terms of the Credit Agreement, without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is given to replace that certain Promissory Note of the Maker in favor of the Payee Bank, dated January 29, 1997, in the principal amount of $22,500,000.00 and bearing a final maturity date of May 29, 1999, and to represent an extension of the indebtedness evidenced thereby.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

                                BRIGHTPOINT, INC.


                                 By:
                                    -------------------------------------
                                    Phillip A. Bounsall, Executive Vice
                                    President and Chief Financial Officer


                                Page 2 of 2 Pages

                                   EXHIBIT "A"
                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                    Indianapolis, Indiana
$27,000,000.00                                      Dated:  April _____, 1997
                                                    Final Maturity: May 28, 1999

     On or before May 28, 1999 ("Final Maturity"), BRIGHTPOINT, INC., a Delaware corporation formerly known as Wholesale Cellular USA, Inc., (the "Maker") promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO (the "Payee Bank") at the principal office of BANK ONE, INDIANA, NATIONAL ASSOCIATION (formerly known as "Bank One, Indianapolis, N.A.") (the "Agent") at Bank One Center/Tower, 111 Monument Circle, Indianapolis, Indiana 46277, the principal sum of Twenty-Seven Million and 00/100 Dollars ($27,000,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Payee Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Payee Bank under a Credit Agreement dated June 13, 1995, as amended (collectively the "Credit Agreement"). All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity; provided that on July 31, 1997, the amount available to be borrowed hereunder shall automatically reduce to an amount not to exceed $19,500,000.00 and the Maker shall immediately repay any excess over such reduced amount on such date and without demand. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Payee Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Banking Day of each month commencing on the last Banking Day of the month in which this Note is executed.


                                Page 1 of 2 Pages

After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid when due, then the Required Banks may, subject to the terms of the Credit Agreement, without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note is given to replace that certain Promissory Note of the Maker in favor of the Payee Bank, dated January 29, 1997, in the principal amount of $27,000,000.00 and bearing a final maturity date of May 29, 1999, and to represent an extension of the indebtedness evidenced thereby.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

                                BRIGHTPOINT, INC.


                                By:
                                   -------------------------------------
                                   Phillip A. Bounsall, Executive Vice
                                   President and Chief Financial Officer


                                Page 2 of 2 Pages

                                         SCHEDULE A TO SEVENTH AMENDMENT TO CREDIT AGREEMENT

                                               BANK GROUP PERCENTAGES AND COMMITMENTS
                                               --------------------------------------
                                                           (000's Omitted)


------------------------------------------------------------------------------------------------------------------------------------
                                                   $75 Mil. Line               $25 Mil. Increase                  Aggregate
                                                   -------------               -----------------                  ---------
                                                                                                                  Commitment
                                                                                                                  ----------
Name                                         $                     %         $                     %         $                     %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bank One, Indianapolis                       $ 31,125          41.5%         $  2,875          11.5%         $ 34,000          34.0%
------------------------------------------------------------------------------------------------------------------------------------
First Chicago                                $ 19,500          26.0%         $  7,500          30.0%         $ 27,000          27.0%
------------------------------------------------------------------------------------------------------------------------------------
Suntrust Bank                                $ 14,250          19.0%         $  8,250          33.0%         $ 22,500          22.5%
------------------------------------------------------------------------------------------------------------------------------------
CoreStates Bank                              $ 10,125          13.5%         $  6,375          25.5%         $ 16,500          16.5%
                                             --------          ----          --------          ----          --------          ----
------------------------------------------------------------------------------------------------------------------------------------
Total                                        $ 75,000         100.0%         $ 25,000         100.0%         $100,000         100.0%
------------------------------------------------------------------------------------------------------------------------------------